                                                                    Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the  undersigned,  Isaac J. Gaon,  Chief Financial  Officer with respect to this certification of Datatec Systems,  Inc., a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

            The Annual  Report on Form 10-K for the year  ended  April
            30, 2002 of the Company (the "Report") fully complies with
            the   requirements  of  Section  13(a)  or  15(d)  of  the
            Securities  Exchange  Act of  1934,  and  the  information contained in the Report fairly  presents,  in all material
            respects,   the   financial   condition   and  results  of
            operations of the Company.

                                               /s/ Isaac J. Gaon
                                               -----------------
                                               Isaac J. Gaon
                                               Chief Financial Officer
                                               with respect to this Certification

                                               Dated: October 3, 2002